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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference to this Registration Statement on Form S-8 of our report dated February 14, 1998 included in CB Commercial Real Estate Services Group, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

Los Angeles, California
April 22, 1998